U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date or earliest event report): June 7, 2000
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                           Commission File No. 26611
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                             ENDLESS YOUTH PRODUCTS
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                 (Name of Small Business Issuer in its Charter)


          Nevada                                       93-215736
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(State or jurisdiction of                         (I.R.S. Employer
incorporation or organization)                     Identification No.)


                                 63 Wall Street
                                   Suite 1801
                            New York, New York 10005
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 344-1600
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Item 1.        Changes in Control Registrant.
               -----------------------------

On June 1, 2000 in accordance with the terms of the sale of controlling interest of the registrant by Neal Wallach and his affiliate, Neal Wallach as the sole officer and director of the corporation resigned said office and Edward Shah was appointed as interim director until the next stockholders meeting of the registrant.

Mr. Shah, a citizen of the United Kingdom, has been appointed as the sole director of the corporation. Mr. Shah has worked for as an accountant throughout Europe and the Middle East with Shah and Associates. Mr. Shah attended Bilborough College, Trinity, and London School of Economics.

Item 5.        Other Events
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On June 1, 2000, Neal Wallach, sole officer and director of the registrant resigned. His resignation was not due to any disagreement with the registrant with matters of operation policy or practices.











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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 7, 2000                         ENDLESS YOUTH PRODUCTS:
                                                  (Registrant)

                                                /s/ Edward Shah
                                             -----------------------
                                                  Edward Shah